UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2021

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8400 E. Crescent Parkway, Suite 450, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 373-4860

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.

Title of each class	Trading Symbol	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2021, SLG Chemicals, Inc., a Colorado corporation (“SLG Chemicals”) and a wholly owned subsidiary of Scott’s Liquid Gold-Inc., a Colorado corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Iron Out, Inc. d/b/a Summit Brands, an Indiana corporation (“Buyer”) pursuant to which SLG Chemicals agreed to sell to Buyer all of SLG Chemical’s right, title and interest in and to certain assets of the Dryel® product line, which includes dryer-activated cleaning cloths, reusable fabric protection bags, odor and wrinkle releaser, and stain pens (the “Business”), together with certain obligations and liabilities relating to the Business. The transactions contemplated by the Purchase Agreement were consummated on December 23, 2021 (the “Disposition”). The total consideration paid to SLG Chemicals for the Business was $4,850,000, plus an amount equal to the value of the Business-related inventory, estimated to be $400,000, and subject to post-close adjustment. The Business generated approximately $2,700,000 of net sales in the trailing twelve-month period ending September 30, 2021.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The description of the Disposition contained in Item 1.01 above is hereby incorporated by reference.

Item 7.01. Regulation FD Disclosure.

On December 29, 2021, the Company issued a press release announcing the Disposition. A copy of the Disposition press release is furnished as Exhibit 99.1 to this Current Report. The information under this Item 7.01 and contained in Exhibit 99.1 will not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as is expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits: The following exhibit is filed as part of this report:

Exhibit No.	Exhibit Description
99.1 104	Scott’s Liquid Gold-Inc. press release, dated December 29, 2021 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date:	December 29, 2021	By:	By: /s/ Tisha Pedrazzini
Tisha Pedrazzini
President